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                                                                   EXHIBIT 10(s)


                       COMPUTER TASK GROUP, INCORPORATED
                       ---------------------------------



Employment Agreement.






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                              EMPLOYMENT AGREEMENT
                              --------------------

         This Agreement made this th day of October, 1995 effective as of January 1, 1996 is by and between COMPUTER TASK GROUP EUROPE B.V., a Dutch corporation having its registered office at Neptunusstraat 20, 2132 JB Hoofddorp, The Netherlands, hereinafter referred to as the "Company"; and NICO
H. MOLENAAR residing at 16231 GRAAN VOOR VISCH, HOOFDDORP, THE NETHERLANDS hereinafter referred to as "the Employee".

         WHEREAS, the Employee is to assume the position of Co-Managing Director of the Company effective January 1, 1996 and

         WHEREAS, the parties wish to embody in a written agreement the terms and conditions under which the Employee shall serve the Company;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company and Employee agree as follows:

                       ARTICLE 1: DURATION AND TERMINATION
                       -----------------------------------

         1. The employment shall be entered into for an indefinite period of time. The employment may be terminated by the parties at any time, other than for urgent cause or weighty reason, subject to the provision that the Employer or Employee (as the case may be) shall give three (3) months' notice in the event of termination, and further subject to the provisions of Article 13 herein. The employment may be terminated only in writing.

         2. The employment agreement shall in any event expire without prior notice at the end of the month in which the Employee reaches the age of 65.



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                    ARTICLE 2: POSITION AND RESPONSIBILITIES
                    ----------------------------------------

         1. The Employee shall hold the position of Co-Managing Director for Company.

         2. The Employee will have the powers and duties set forth in the Articles of Association of the Company and he will be subject to the instruction and supervision of the Chairman and Chief Executive Officer of Computer Task Group, Inc., the penultimate parent corporation of Computer Task Group Europe B.V. The Chairman and Chief Executive Officer of Computer Task Group, Inc. shall be Co-Managing Director of the Company with the powers and duties as set forth in the Articles of Association of the Company. Except for actions taken in the ordinary course of business, consistent with past practice, employee shall obtain prior approval of the Co-Managing Director for any of the following actions:

         a.       To appoint the auditors of the Company;

         b. To acquire, alienate or encumber real estate, capital assets or other assets;

         c.       To lend monies, to issue guarantees and to grant credits;

         d. To contract money loans and credits in excess of a sum to be determined each year, not including the use of any credits already contracted or approved;

         e. To make investments the interest or value of which is in excess of a sum to be determined each year;

         f. To enter into contracts with a life of more than one year, unless the value involved is less than a sum to be determined each year by 50,000 DFL, or, if the contracts have been entered into for an indefinite period or for a term of less than one year, if the value involved is in excess of a sum to be determined each year by 50,000 DFL;


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         g.       To determine bonuses and profit sharing arrangements, and to grant pension rights;

         h.       To form reserves, whatever named;

         i. To perform any other transactions which have previously been clearly defined by the Articles of Association.

         3. The responsibility of the Employee will be managing total operations of the Company, as a professional information technology company. The Employee will also have direct responsibility as head of Computer Task Group Belgium, Computer Task Group Nederland and Computer Task Group (U.K.) Limited.

         4. The Employee reports to the Chairman and Chief Executive Officer of Computer Task Group, Inc.

         5. The Employee covenants that he shall also perform duties other than the ones which are considered his usual duties, if such performance may be reasonably expected from him.

         6. Absent prior written consent, the Employee shall not perform any other work for pay during his employment term, nor shall he, alone or with other persons, directly or indirectly, establish or conduct a business which is competitive with the Company's business or the business of the Company's affiliated companies, whatever its form, or take any financial interest in or perform work gratuitously or for remuneration for such a business.

         7. The Employee covenants that he shall at all times be willing to perform work for a company affiliated with the Company.



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                             ARTICLE 3: COMPENSATION
                             -----------------------

         1. The Employee shall receive a gross base yearly salary of NLG 211,575 payable in 13 installments of DFL 16,275 (including 8% holiday allowance). This sum will be reviewed on an annual basis in writing between Employee and the Company to determine whether it will be increased.

         2. The Employee shall be eligible to receive an annual incentive bonus of up to NLG 80,000 based upon and pro-rated against the attainment of annual operating profits by Computer Task Group Europe B.V. which will be established on an annual basis between the Managing Director and the Co-Managing Director. Such sum as is earned by the Employee will be paid by the Company no later than March 31 of each year. The payment of this bonus in any year shall not establish a precedent for any subsequent year. The incentive bonus amount may be adjusted annually in writing between the Company and the Employee.

                     ARTICLE 4: WORKING HOURS AND WORKPLACE
                     --------------------------------------

         1. The Employee shall perform his work at and from the Company's establishment in Hoofddorp, the Netherlands.

         2. The Employee covenants that he shall work overtime outside the normal working hours whenever a proper performance of his duties so require. With respect to said overtime, no remuneration shall be paid.

                             ARTICLE 5: COMPANY CAR
                             ----------------------

         1. For the performance of work and personal use, the Company shall lease a car for use by the Employee. The Company car shall be of the type consistent for Employee's position as Co-Managing Director of the Company.



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         2. Subject to the provisions of Article 13, upon termination of the employment agreement, the Employee shall return the Company car to the Company, together with the keys, papers and other accessories. If the Employee is ill for a period longer than three (3) months, the Company shall be entitled to suspend the use of the car until the Employee resumes work.

                               ARTICLE 6: PENSION
                               ------------------

         1. The Employee shall take part in the existing pension scheme previously established by the Company for the Employee on the conditions specified in the pension plan. Notwithstanding the foregoing, the Employee understands and agrees that the Company reserves the right to amend the existing pension scheme.

                               ARTICLE 7: HOLIDAYS
                               -------------------

         1. The Employee shall be entitled to 29 holidays a year, which the Employee shall take in consultation with and after approval by the Company.

         2. In addition to the holidays, the Employee is entitled to the following public holidays:

                  -        New Year's Day

                  -        Good Friday

                  -        Easter Monday

                  -        Queensday

                  -        Ascension Day

                  -        Whit Monday

                  -        Christmas Day

                  -        Boxing Day


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                   ARTICLE 8: ILLNESS AND INCAPACITY FOR WORK
                   ------------------------------------------

         1. If the Employee is ill or unable to perform work for any other reason, he shall be obliged to inform the Company thereof before 8:30 a.m. on the first day of absence.

         2. The first six (6) weeks of illness the Company shall pay the Employee 100% of the agreed upon gross monthly salary. After the first six weeks of illness, and if the Employee receives a sickness benefit under the Sickness Benefits Act or the Disablement Insurance Act, the Company shall supplement such benefit for a period of twelve (12) months to the agreed upon gross monthly base salary.

                              ARTICLE 9: INSURANCE
                              --------------------

         1. The Employee, at Company's expense, will be a member of the medical group insurance (including family coverage), accident insurance and supplementary disablement insurance plan previously established by the Company.

                 ARTICLE 10: NON-SOLICITATION AND NON-DISCLOSURE
                 -----------------------------------------------

         1. CUSTOMER RELATIONSHIPS. Employee agrees that, except in the ordinary course of his employment with the Company, he will not, without the prior written consent of the Company, at any time during his employment with the Company and for one (1) year after termination of such employment, whether such termination be voluntary or involuntary, or with or without cause, directly or indirectly, either as an individual, officer, partner, consultant, contractor, employee, agent, shareholder, or financial backer of any firm or corporation:

         (a) sell or offer to sell, to any Customer of the Company, any goods or services of the type sold by the Company;

         (b) solicit any Customer of the Company to purchase any such goods or services from any person, firm or corporation other than the Company;



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         (c) solicit any Customer to terminate any existing business relationship with the Company or encourage any Prospective Customer not to enter into any business relationship with the Company, or

         (d) assist or encourage any person, firm or corporation in any way to do or attempt to do any of the foregoing.

         As used in this paragraph 1, a Customer shall mean and include any person, firm or corporation who (i) purchased any goods or services from the Company at any time during the last year of Employee's employment with the Company or (ii) at any time during the three (3) months after the termination of such employment. The term Prospective Customer shall mean any person, firm or corporation whose business was solicited by the Company for information technology services at anytime during the last year of the Employee's employment with the Company.

         2. EMPLOYEE RELATIONSHIPS. Employee agrees that, except in the ordinary course of his employment with the Company, and for one (1) year after termination of such employment, whether such termination be voluntary or involuntary, or with or without cause, directly or indirectly, either as an individual, officer, partner, consultant, contractor, employee, agent, shareholder or financial backer of any firm or corporation:

         (a) enter into, with any employee of the Company, any business association or arrangement which competes or may be expected to compete with the Company;

         (b) solicit any employee of the Company to enter into any business association or arrangement which competes or may be expected to compete with the Company;

         (c) solicit any employee of the Company to leave the employment of the Company, or



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         (d) assist any person, firm or corporation, in any way, to do or attempt to do any of the foregoing.

         3. CONFIDENTIAL AND PROPRIETARY INFORMATION. Employee agrees that, except in the ordinary course of his employment with the Company, he will not, without the prior written consent of the Company, at any time during his employment with the Company and after termination of such employment, whether such termination be voluntary or involuntary, or with or without cause, directly or indirectly, either as an individual, officer, partner, consultant, contractor, employee, agent, shareholder or financial backer of any firm or corporation:

         (a) disclose or furnish to any person, firm or corporation any Confidential Information; or

         (b) use any Confidential Information for his own benefit or for the benefit of any other person, firm or corporation.

         All records, files, memoranda, reports, drawings, plans, sketches, lists, documents and the like, operations information, financial information, business forecasts, marketing and business strategies, or confidential or proprietary information of the Company and any customer information, whether prepared by Employee or others, and any and all copies thereof, are the property of the Company and, in the event of the termination of Employee's employment with the Company, for any reason, he will promptly return to the Company any such materials in his possession.

                             ARTICLE 11: RESTITUTION
                             -----------------------

         1. Upon termination of the employment relationship, Employee shall be obligated to immediately return to the Company any materials, documents, information copied in whatever form, articles, keys and any other things belonging to the Company.



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             ARTICLE 12: INTELLECTUAL AND INDUSTRIAL PROPERTY RIGHTS
             -------------------------------------------------------

         1. Insofar as the rights specified hereinafter are not vested in the Company by operation of law on the grounds of the employment relationship between the parties, the Employee covenants that he shall transfer and, insofar as possible, hereby transfers to the Company any rights of whatever nature in or arising from inventions made by the Employee in the discharge of his duties, both in the Netherlands and abroad.

         2. The Employee acknowledges that his salary includes reasonable compensation for the loss of intellectual and industrial property rights.

               ARTICLE 13: TERMINATION OF THE EMPLOYMENT AGREEMENT
               ---------------------------------------------------

         A. If the employment agreement is terminated at the request of the Company or its successors for a reason other than an urgent cause or a weighty reason (in the sense of a not used urgent cause) within the meaning of Article 7A:1637p and/or Article 7A:1639w of the Civil Code, the Company shall, upon termination of the employment agreement, grant the Employee compensation to substitute any present or future loss of income in the amount of one (1) times the last earned annual gross salary. It is expressly understood and agreed that earned incentive bonus and pension pay, shall be included in such annual salary for the purpose of the foregoing calculation. For purposes of this Agreement, no such purported termination shall be effective.

                            ARTICLE 14: MISCELLANEOUS
                            -------------------------

         1. This agreement constitutes the sole and exclusive agreement with respect to the subject matter hereof, and replaces and supersedes any prior written oral agreement between the parties with respect to the subject matter hereof. In no event may this agreement be modified, except in a writing executed between the parties.

         2. This agreement shall be binding upon the successors and assigns of the Company.



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         3. This agreement shall be governed by the laws of the Netherlands.
Drawn up in duplicate originals and signed in Hoofddorp, The Netherlands on the day and year first written above effective the day and year first written above.

                                           COMPUTER TASK GROUP EUROPE B.V.

By:      /s/ Nico H. Molenaar              By:   /s/ Gale S. Fitzgerald
         -------------------------               -----------------------------
         Nico H. Molenaar                        Gale S. Fitzgerald
         Co-Managing Director                    Managing Director





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